FORUM FUNDS (the “Trust”)

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Flexible Value Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Value Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Core International Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

(each a “Fund” and collectively, the “Funds”)

Supplement Dated October 15, 2009

to the Statement of Additional Information

dated October 1, 2009

Information under the “Portfolio Transactions: Portfolio Holdings” section of the Statement of Additional Information (pages 40) is replaced in its entirety with the following:

K. Portfolio Holdings

Portfolio holdings of a Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of a Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a Fund’s latest annual or semi-annual report to shareholders or a copy of a Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, the Funds’ Advisor may make publicly available on a monthly basis information regarding a Fund’s full portfolio holdings and the percentage of the Fund’s assets, as applicable. This holdings information is made available through the Funds’ or Advisor’s website, and marketing communications (including printed advertisements and sales literature). Such information is generally released within 15 calendar days after month end. Securities that are being actively bought or sold may be excluded from the monthly disclosure if the Advisor believes such disclosure would be harmful to the Fund.

A Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund’s operations that a Fund has retained them to perform. The Advisor to a Fund has regular and continuous access to a Fund’s portfolio holdings. In addition, a Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to a Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, a Fund’s officers, and legal counsel to the Trust and to the Independent Trustees may receive such information on an as needed basis.

From time to time, nonpublic information regarding a Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure.

No compensation is received by a Fund, nor, to any Fund’s knowledge, paid to its Advisor or any other party in connection with the disclosure of a Fund’s portfolio holdings. As indicated above, with respect to the Trustees and a Fund’s officers, Advisor, and Distributor, the Board has approved codes of ethics (collectively, “Codes”) that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, a Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

A Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board. Any conflict identified resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of another party will be reported to the Board for appropriate action.

There is no assurance that a Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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Please retain for future reference.